EXHIBIT 4.2

                     CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm as experts under the caption "Legal and Auditing Matters" and to the use of our report dated December 19, 1995 in Amendment No. 1 to the Registration Statement (Form S-6 File No. 33-65045) and related Prospectus of The Ranson Municipal Trust Multi-State Series 6.


                                        ALLEN, GIBBS & HOULIK


Wichita, Kansas
December 19, 1995